UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2002


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                        1-11432                 05-0475617
       Delaware                        1-11436                 22-3182164
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(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                            19061
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:   (610) 859-3000

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR

     On November 11, 2002, Foamex L.P. determined to change its reporting period from a calendar year to a 52/53-week fiscal year ending on the Sunday closest to January 1. Because the transition period is less than one month, no transition report is required.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2002                      FOAMEX L.P.

                                              BY  FMXI, INC.
                                                  its Managing General Partner


                                              By:  /s/ George L. Karpinski
                                                   ---------------------------
                                                   Name:  George L. Karpinski
                                                   Title: Vice President


                                              FOAMEX CAPITAL CORPORATION


                                              By:  /s/ George L. Karpinski
                                                   ---------------------------
                                                   Name:  George L. Karpinski
                                                   Title: Vice President